                                                                    EXHIBIT 12.1


                     GREYHOUND LINES, INC. AND SUBSIDIARIES

               COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES

                          (IN THOUSANDS EXCEPT RATIO)



                                                                 YEAR ENDED
                                                              DECEMBER 31, 1992
                                                              -----------------
Interest Income (Loss) Before Taxes, Discontinued Operations
  and Extraordinary Item....................................       $20,091
Interest Expense............................................        35,297
Portion of Rents Representative of the Interest Factor......        15,980
                                                                   -------
Income (Loss) Before Taxes as Adjusted......................        71,368
                                                                   -------
Fixed Charges:
  Interest Expense..........................................        35,297
  Interest Capitalized......................................             0
  Portion of Rents Representative of the Interest Factor....        15,980
                                                                   -------
  Fixed Charges.............................................       $51,277
                                                                   -------
Coverage Deficiency.........................................           N/A
                                                                   =======
Ratio of Earnings to Fixed Charges..........................          1.39
                                                                   =======

                                                                    EXHIBIT 12.1


                     GREYHOUND LINES, INC. AND SUBSIDIARIES

               COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES

                                 (IN THOUSANDS)



                                                                YEAR ENDED
                                                             DECEMBER 31, 1993
                                                             -----------------
Income before income taxes, discontinued operations,
  extraordinary items and cumulative effect of a change in
  accounting principle......................................      $14,847
Interest expense............................................       30,832
Portion of rents representative of the interest factor......       13,598
                                                                  -------
Income before taxes as adjusted.............................       59,277
                                                                  -------
Fixed charges:
  Interest expense..........................................       30,832
  Interest capitalized......................................            0
  Portion of rents representative of the interest factor....       13,598
                                                                  -------
  Fixed charges.............................................      $44,430
                                                                  -------
Coverage deficiency.........................................          N/A
                                                                  =======
Ratio of earnings to fixed charges..........................         1.33
                                                                  =======

                                                                    EXHIBIT 12.1


                     GREYHOUND LINES, INC. AND SUBSIDIARIES

                       COMPUTATION OF COVERAGE DEFICIENCY
                                 (IN THOUSANDS)


                                                                TWELVE MONTHS
                                                                    ENDED
                                                              DECEMBER 31, 1994
                                                              -----------------
Net Income (Loss) Before Taxes, Discontinued Operation,
  Extraordinary Items and Cumulative Effect of a Change in
  Accounting Principle......................................      $(98,932)
Interest Expense............................................        33,456
Portion of Rents Representative of the Interest Factor......        14,491
                                                                  --------
Income (Loss) Before Taxes as Adjusted......................       (50,985)
Fixed Charges:
  Interest Expense..........................................        33,456
  Interest Capitalized......................................            --
  Portion of Rents Representative of the Interest Factor....        14,491
                                                                  --------
  Fixed Charges.............................................        47,947
                                                                  --------
Coverage Deficiency.........................................      $(98,932)
                                                                  ========
Ratio of Earnings to Fixed Charges..........................           N/A
                                                                  ========

                                                                    EXHIBIT 12.1


                     GREYHOUND LINES, INC. AND SUBSIDIARIES

                       COMPUTATION OF COVERAGE DEFICIENCY
                                 (IN THOUSANDS)


                                                                YEAR ENDED
                                                             DECEMBER 31, 1995
                                                             -----------------
Net Income (Loss) Before Taxes, Discontinued Operations,
  Extraordinary Items and Cumulative Effect of a Change in
  Accounting Principle......................................     $(17,444)
Interest Expense............................................       26,807
Portion of Rents Representative of the Interest Factor......       17,344
                                                                 --------
Income (Loss) Before Taxes as Adjusted......................       26,707
Fixed Charges:
  Interest Expense..........................................       26,807
  Interest Capitalized......................................           --
  Portion of Rents Represented of the Interest Factor.......       17,344
                                                                 --------
  Fixed Charges.............................................       44,151
                                                                 --------
Coverage Deficiency.........................................     $(17,444)
                                                                 ========
Ratio of Earnings to Fixed Charges..........................          N/A
                                                                 ========

                                                                    EXHIBIT 12.1


                     GREYHOUND LINES, INC. AND SUBSIDIARIES

                       COMPUTATION OF COVERAGE DEFICIENCY
                                 (IN THOUSANDS)


                                                                 YEAR ENDED
                                                              DECEMBER 31, 1996
                                                              -----------------
Net Income (Loss) Before Taxes, Discontinued Operations,
  Extraordinary Items and Cumulative Effect of a Change in
  Accounting Principle......................................       $(6,542)
Interest Expense............................................        27,346
Portion of Rents Representative of the Interest Factor......        19,556
                                                                   -------
Income (Loss) Before Taxes as Adjusted......................        40,360
Fixed Charges:
  Interest Expense..........................................        27,346
  Interest Capitalized......................................            --
  Portion of Rents Representative of the Interest Factor....        19,556
                                                                   -------
  Fixed Charges.............................................        46,902
                                                                   -------
Coverage Deficiency.........................................       $(6,542)
                                                                   =======
Ratio of Earnings to Fixed Charges..........................           N/A
                                                                   =======

                                                                    EXHIBIT 12.1



                     GREYHOUND LINES, INC. AND SUBSIDIARIES



                       COMPUTATION OF COVERAGE DEFICIENCY


                                 (IN THOUSANDS)



                                                              QUARTER ENDED
                                                              MARCH 31, 1996
                                                              --------------
Net Income (Loss) Before Taxes, Discontinued Operations,
  Extraordinary Items and Cumulative Effect of a Change in
  Accounting Principle......................................     $(21,482)
Interest Expense............................................        6,626
Portion of Rents Representative of the Interest Factor......        4,265
                                                                 --------
Income (Loss) Before Taxes as Adjusted......................      (10,591)
Fixed Charges:
  Interest Expense..........................................        6,626
  Interest Capitalized......................................           --
  Portion of Rents Representative of the Interest Factor....        4,265
                                                                 --------
  Fixed Charges.............................................       10,891
                                                                 --------
Coverage Deficiency.........................................     $(21,482)
                                                                 ========
Ratio of Earnings to Fixed Charges..........................          N/A
                                                                 ========

                                                                    EXHIBIT 12.1


                     GREYHOUND LINES, INC. AND SUBSIDIARIES

                       COMPUTATION OF COVERAGE DEFICIENCY
                                 (IN THOUSANDS)


                                                              QUARTER ENDED
                                                                MARCH 31,
                                                                  1997
                                                              -------------
Net Income (Loss) Before Taxes, Discontinued Operations,
  Extraordinary Items and Cumulative Effect of a Change in
  Accounting Principle......................................    $(17,089)
Interest Expense............................................       7,586
Portion of Rents Representative of the Interest Factor......       5,030
                                                                --------
Income (Loss) Before Taxes as Adjusted......................      (4,473)
Fixed Charges:
  Interest Expense..........................................       7,586
  Interest Capitalized......................................          --
  Portion of Rents Representative of the Interest Factor....       5,030
                                                                --------
  Fixed Charges.............................................      12,616
                                                                --------
Coverage Deficiency.........................................     (17,089)
                                                                ========
Ratio of Earnings to Fixed Charges..........................         N/A
                                                                ========